Contingencies and Commitments - Additional Information (Detail)	12 Months Ended
	Dec. 31, 2015 USD ($) Drilling_Rig	Dec. 31, 2014 USD ($)
Loss Contingencies [Line Items]
Operating leases, rent expense	$ 404,000	$ 337,000
Corporate office lease rent expense, sublease		$ 88,000
Drilling Rig
Loss Contingencies [Line Items]
Number of drilling rigs under contract | Drilling_Rig	1
Daily drilling rate	$ 19,000
Early termination fee percentage	75.00%
Drilling rig termination fee description	The early termination fee is equal to 75% of the highest month operating rate earned during the 2016 contract period times the number of days remaining on the contract term. Using the $19,000 daily rate, as of December 31, 2015 the minimum remaining commitment per the terms of the agreement is approximately $3.8 million.
Drilling Rig | Minimum
Loss Contingencies [Line Items]
Drilling rig remaining commitment	$ 3,800,000